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                                   SUPPLEMENT
                              DATED AUGUST 18, 2006
         TO THE COMBINED STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")
   FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.
                               DATED JULY 31, 2006

This supplement amends the SAI of the Hartford Mutual Funds dated July 31, 2006. The SAI is revised as follows:

THE HARTFORD SELECT MIDCAP GROWTH FUND AND THE HARTFORD SELECT MIDCAP VALUE FUND

Under the heading "Investment Management Arrangements" on page 83 of the SAI, the following paragraphs are inserted after the first full paragraph:


SHAREHOLDER MEETING FOR THE HARTFORD SELECT MIDCAP GROWTH FUND At a meeting held on August 1-2, 2006, the Board of Directors of The Hartford Mutual Funds, Inc. unanimously approved on behalf of The Hartford Select MidCap Growth Fund (the "Fund"), a sub-advisory agreement (the "Agreement") between Hartford Investment Financial Services, LLC, the Fund's investment adviser, and Hartford Investment Management Company ("Hartford Investment Management"), pursuant to which Hartford Investment Management would serve as sole sub-adviser to the Fund and manage the Fund's assets. Because Hartford Investment Management is an affiliate of the Fund's investment adviser, the Agreement will not take effect unless approved by shareholders of the Fund. The Board also approved the termination of the Fund's sub-advisory agreements with Chartwell Investment Partners, L.P., Goldman Sachs Asset Management, L.P. and Northern Capital Management, LLC, the current sub-advisers to the Fund, subject to the approval of the Agreement by shareholders.

At the meeting, the Board of Directors also approved the solicitation of proxies from Fund shareholders, and called a Special Meeting of Shareholders of the Fund (the "Meeting") to take place on or about November 16, 2006, for the purpose of seeking approval of the proposed Agreement.

A proxy statement containing detailed information concerning the proposal under consideration is expected to be mailed to Fund shareholders in August 2006, and may be obtained at that time by contacting the Hartford Mutual Funds at 500 Bielenberg Drive, Woodbury, Minnesota 55125-4401.


SHAREHOLDER MEETING FOR THE HARTFORD SELECT MIDCAP VALUE FUND At a meeting held on August 1-2, 2006, the Board of Directors of The Hartford Mutual Funds, Inc. unanimously approved on behalf of The Hartford Select MidCap Value Fund (the "Fund"), a sub-advisory agreement (the "Agreement") between Hartford Investment Financial Services, LLC, the Fund's investment adviser, and Hartford Investment Management Company ("Hartford Investment Management"), pursuant to which Hartford Investment Management would serve as sole sub-adviser to the Fund and manage the Fund's assets. Because Hartford Investment Management is an affiliate of the Fund's investment adviser, the Agreement will not take effect unless approved by shareholders of the Fund. The Board also approved the termination of the Fund's sub-advisory agreements with Artisan Partners Limited Partnership, Cramer Rosenthal McGlynn, LLC and Sterling Capital Management LLC, the current sub-advisers to the Fund, subject to the approval of the Agreement by shareholders.

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At the meeting, the Board of Directors also approved the solicitation of proxies from Fund shareholders, and called a Special Meeting of Shareholders of the Fund (the "Meeting") to take place on or about November 16, 2006, for the purpose of seeking approval of the proposed Agreement.

A proxy statement containing detailed information concerning the proposal under consideration is expected to be mailed to Fund shareholders in August 2006, and may be obtained at that time by contacting the Hartford Mutual Funds at 500 Bielenberg Drive, Woodbury, Minnesota 55125-4401.

     THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.